Income Tax Disclosure	12 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax Disclosure Text Block
6. Income Taxes

The Company files a consolidated federal and various state income tax returns. The provision for income taxes is as follows:

	2016	2015	2014
	(In thousands)
Current:
Federal	$24,579	$4,380	$7,238
State	1,953	453	123
	26,532	4,833	7,361
Deferred:
Federal	(689)	(925)	(3,231)
State	156	313	(567)
	(533)	(612)	(3,798)
Total income taxes	$25,999	$4,221	$3,563

A reconciliation of the expected U.S. statutory rate to the effective rate follows:

	2016	2015	2014
Computed (expected tax rate)	35.0%	35.0%	35.0%
State income taxes (net of federal tax benefit)	2.7	2.9	3.4
State tax credits	(0.9)	(8.7)	(1.6)
Federal credits	(0.4)	(2.4)	(3.6)
Manufacturer’s deduction	(3.9)	(5.0)	(4.6)
(Reversal of) addition to uncertain tax positions	0.2	(1.0)	(0.8)
State VDA/Nexus Changes	-	-	(1.7)
Other permanent differences not deductible	(0.2)	0.7	0.5
Change in valuation allowance	0.1	9.9	(2.1)
Tax effect of pension contribution	-	-	0.4
Other	(0.3)	(1.5)	(4.4)
Effective income tax rate	32.3%	29.9%	20.5%

The effective tax rate was 32.3% in 2016 and 29.9% in 2015. Of the 2.4 percentage point increase in the effective tax rate for the year, the major contributor to this increase is with the federal credits for Research and Development, Work Opportunity Tax Credit and fuel.  These credits are largely fixed and with the significant increase in pre-tax earnings for 2016, these credits are a smaller percentage of pre-tax earnings in comparison to 2015.  This accounts for 2.0 percent of the increase.

The following is a summary of the significant components of the Company's deferred income tax assets and liabilities as of March 31:

	2016	2015
	(In thousands)
Deferred income tax assets:
Future tax credits	$3,807	$4,021
Inventory valuation	-	2,348
Employee benefits	3,174	3,009
Insurance	881	816
Other comprehensive loss	18,154	20,335
Interest	21	46
Prepaid revenue	571	701
Other	2,804	1,364
Pension	-	1,372
Severance	3	256
	29,415	34,268

Deferred income tax liabilities:
Property basis and depreciation difference	9,330	9,129
481(a) adjustment	880	1,281
Inventory valuation	1,247	-
Intangibles	235	-
Earnings from equity investment	69	245
Pension	2,896	-
	14,657	10,655
Valuation allowance - non-current	1,861	1,787
Net deferred income tax asset	$12,897	$21,826

Net current deferred income tax assets of none and $7.0 million as of March 31, 2016 and 2015, respectively, are recognized in the Consolidated Balance Sheets. Also recognized are net non-current deferred income tax assets of $12.9 million as of March 31, 2016 and net non-current deferred income tax liabilities of $14.8 million as of March 31, 2015.

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes which requires that all deferred tax liabilities and assets of the same tax jurisdiction or a tax filing group, as well as any related valuation allowance, be offset and be presented as a single noncurrent amount in a classified balance sheet. This standard is effective for the Company for fiscal years beginning after December 15, 2017 (beginning of fiscal 2019). Early adoption is permitted. The Company adopted this standard during 2016 on a prospective basis. Prior periods were not retrospectively adjusted.

The Company has State tax credit carryforwards amounting to $1.2 million (California, net of Federal impact), $0.8 million (New York, net of Federal impact), and $1.7 million (Wisconsin, net of Federal impact), which are available to reduce future taxes payable in each respective state through 2031 (Wisconsin), through 2031 (New York), and through 2026 (California). The Company has performed the required assessment regarding the realization of deferred tax assets and at March 31, 2016, the Company has recorded a valuation allowance amounting to $1.9 million, which relates primarily to tax credit carryforwards which management has concluded it is more likely than not they will not be realized in the ordinary course of operations. Although realization is not assured, management has concluded that it is more likely than not that the deferred tax assets for which a valuation allowance was determined to be unnecessary will be realized in the ordinary course of operations. The amount of net deferred tax assets considered realizable, however, could be reduced if actual future income or income taxes rates are lower than estimated or if there are differences in the timing or amount of future reversals of existing taxable or deductible temporary differences.

Current rules on the accounting for uncertainty on income taxes prescribe a minimum recognition threshold for a tax position taken or expected to be taken in a tax return that is required to be met before being recognized in the financial statements. Those rules also provide guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company classifies the liability for uncertain tax positions in other accrued expenses or other long-term liabilities depending on their expected settlement. The change in the liability for the years ended March 31, 2016 and 2015 consists of the following:

	2016	2015
	(In thousands)
Beginning balance	$464	$2,273

Tax positions related to current year:
Additions	291	13

Tax positions related to prior years:
Additions	241	-
Reductions	(7)	(1,822)
Settlements	(166)	-
Lapses in statues of limitations	(129)	-
Balance as of March 31,	$694	$464

Neither balances at March 31, 2016 and 2015 include tax positions that are highly certain but for which there is uncertainty about the timing. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of these positions would not impact the annual effective tax rate but would accelerate the payment of cash to the tax authority to an earlier period.

The Company recognizes interest and penalties accrued on unrecognized tax benefits as well as interest received from favorable settlements within income tax expense. During the years ended March 31, 2016 and 2015, the Company recognized approximately $0.1 million decrease and $0.1 million decrease, respectively, in interest and penalties. As of March 31, 2016 and 2015, the Company had approximately $0.1 million and $0.1 million, respectively, of interest and penalties accrued associated with unrecognized tax benefits.

Although management believes that an adequate provision has been made for uncertain tax positions, there is the possibility that the ultimate resolution could have an adverse effect on the earnings of the Company. Conversely, if resolved favorably in the future, the related provisions would be reduced, thus having a positive impact on earnings. It is anticipated that audit settlements will be reached during 2017 with federal and state taxing authorities that could have an impact on earnings. Due to the uncertainty of amounts and in accordance with its accounting policies, the Company has not recorded any potential impact of these settlements.

The federal income tax returns for years after March 31, 2013 are subject to examination.